PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2012
PROPERTY, PLANT AND EQUIPMENT
Property, Plant and Equipment

The cost and accumulated depreciation of property, plant and equipment were as follows (dollars in millions):

	December 31,
	2012	2011
Land	$151	$148
Buildings	666	629
Plant and equipment	6,270	6,058
Construction in progress	549	330

Total	7,636	7,165
Less accumulated depreciation	(3,980)	(3,655)

Net	$3,656	$3,510